Exhibit 99.4

Third Quarter 2010 Portfolio Loan and Lease Stratifications

Please refer to earnings release dated October 21, 2010 for further information

Third Quarter 2010 Portfolio Loan and Lease Stratifications

Consumer

Brokered home equity ($1.7 billion) Combined loan-to-value (origination)
		<=70%**	70.1-80%	80.1-90%	90.1-95%	95.1 +	Total
Florida	Loans (% of total)	<1%	1%	1%	<1%	1%	3%
	NPA + 90+ ratio	3.0%	7.6%	6.4%	2.7%	8.3%	6.4%
	NCO ratio	7.6%	3.6%	15.8%	5.6%	17.4%	11.0%
Michigan	Loans (% of total)	2%	3%	5%	4%	7%	21%
	NPA + 90+ ratio	2.6%	2.0%	3.0%	2.9%	2.6%	2.7%
	NCO ratio	2.9%	5.0%	8.8%	9.5%	8.8%	7.8%
Other	Loans (% of total)	7%	9%	16%	11%	33%	76%
	NPA + 90+ ratio	1.9%	2.8%	2.2%	2.4%	2.5%	2.4%
	NCO ratio	1.2%	3.0%	3.6%	3.2%	6.9%	4.6%
Total	Loans (% of total)	10%	13%	22%	14%	41%	100%
	NPA + 90+ ratio	2.1%	2.9%	2.5%	2.6%	2.7%	2.6%
	NCO ratio	1.9%	3.4%	5.2%	4.8%	7.4%	5.5%
1sts	Loans (% of total)	5%	4%	3%	1%	4%	16%
	NPA + 90+ ratio	2.9%	3.9%	3.6%	6.6%	3.6%	3.6%
	NCO ratio	2.6%	3.7%	2.7%	0.0%	2.4%	2.8%
2nds	Loans (% of total)	5%	9%	19%	14%	37%	84%
	NPA + 90+ ratio	1.4%	2.4%	2.3%	2.4%	2.6%	2.4%
	NCO ratio	1.3%	3.3%	5.5%	5.0%	7.9%	6.0%
Total	Loans (% of total)	10%	13%	22%	14%	41%	100%
	NPA + 90+ ratio	2.1%	2.9%	2.5%	2.6%	2.7%	2.6%
	NCO ratio	1.9%	3.4%	5.2%	4.8%	7.4%	5.5%
HE loans	Loans (% of total)	1%	3%	4%	3%	12%	24%
	NPA + 90+ ratio	1.8%	4.2%	3.1%	3.6%	2.8%	3.1%
	NCO ratio	1.8%	6.1%	5.1%	5.6%	6.7%	5.9%
HELOCs	Loans (% of total)	9%	10%	18%	11%	29%	76%
	NPA + 90+ ratio	2.2%	2.5%	2.3%	2.3%	2.6%	2.4%
	NCO ratio	2.0%	2.7%	5.2%	4.6%	7.7%	5.4%
Total	Loans (% of total)	10%	13%	22%	14%	41%	100%
	NPA + 90+ ratio	2.1%	2.9%	2.5%	2.6%	2.7%	2.6%
	NCO ratio	1.9%	3.4%	5.2%	4.8%	7.4%	5.5%
< 660#	Loans (% of total)	1%	1%	1%	1%	1%	4%
	NPA + 90+ ratio	2.6%	11.7%	4.9%	4.5%	6.0%	5.8%
	NCO ratio	9.0%	12.0%	6.6%	7.6%	7.4%	8.0%
660-689	Loans (% of total)	1%	1%	3%	2%	5%	12%
	NPA + 90+ ratio	4.4%	7.2%	3.1%	5.2%	4.1%	4.3%
	NCO ratio	2.7%	2.2%	6.4%	7.2%	9.8%	7.4%
690-719	Loans (% of total)	1%	2%	4%	3%	10%	21%
	NPA + 90+ ratio	4.4%	2.7%	4.5%	2.4%	3.0%	3.3%
	NCO ratio	1.8%	2.8%	7.6%	6.0%	9.1%	7.2%
720-749	Loans (% of total)	2%	3%	5%	4%	11%	23%
	NPA + 90+ ratio	1.3%	3.3%	2.4%	2.7%	2.3%	2.4%
	NCO ratio	4.0%	6.1%	7.4%	4.4%	7.5%	6.6%
750+	Loans (% of total)	5%	6%	9%	5%	13%	39%
	NPA + 90+ ratio	1.3%	1.3%	1.1%	1.4%	1.7%	1.4%
	NCO ratio	0.4%	1.9%	2.4%	3.3%	5.1%	3.1%
Other^	Loans (% of total)	<1%	<1%	<1%	<1%	<1%	<1%
	NPA + 90+ ratio	3.8%	0.0%	0.0%	0.0%	0.9%	2.8%
	NCO ratio	3.3%	0.0%	0.0%	-2.3%	-0.7%	2.1%
Total	Loans (% of total)	10%	13%	22%	14%	41%	100%
	NPA + 90+ ratio	2.1%	2.9%	2.5%	2.6%	2.7%	2.6%
	NCO ratio	1.9%	3.4%	5.2%	4.8%	7.4%	5.5%

#	Includes relationship based and private lending
**	Contains some loans (primarily acquired) where LTV was not recorded. The NCO ratio of these loans is materially lower than the total portfolio.
^	Includes acquired loans where FICOs at origination is not available

Note: Consumer net charge-off ratios are calculated using end of period loan balances

Note: Numbers may not tie due to rounding and minor differences between internal management and external reporting with respect to certain products

Retail direct home equity ($9.8 billion)
Combined loan-to-value (origination)
		<=70%**	70.1-80%	80.1-90%	90.1-95%	95.1 +	Total
Florida	Loans (% of total)	5%	2%	1%	<1%	<1%	9%
	NPA + 90+ ratio	1.6%	1.4%	4.4%	9.0%	4.5%	2.2%
	NCO ratio	1.7%	3.1%	16.1%	15.2%	16.1%	4.3%
Michigan	Loans (% of total)	9%	5%	4%	1%	2%	21%
	NPA + 90+ ratio	0.8%	1.1%	1.1%	1.9%	1.5%	1.1%
	NCO ratio	0.8%	0.9%	3.4%	3.9%	3.6%	1.8%
Other	Loans (% of total)	29%	16%	13%	4%	7%	70%
	NPA + 90+ ratio	0.8%	1.0%	1.0%	0.9%	1.4%	1.0%
	NCO ratio	0.6%	0.7%	1.1%	2.7%	2.1%	1.0%
Total	Loans (% of total)	44%	23%	17%	6%	10%	100%
	NPA + 90+ ratio	0.9%	1.0%	1.2%	1.5%	1.5%	1.1%
	NCO ratio	0.8%	0.9%	2.4%	3.5%	2.9%	1.5%
1sts	Loans (% of total)	20%	8%	3%	1%	1%	32%
	NPA + 90+ ratio	0.6%	1.1%	1.4%	4.2%	6.1%	0.9%
	NCO ratio	0.5%	0.6%	0.9%	2.8%	0.4%	0.6%
2nds	Loans (% of total)	24%	15%	14%	6%	9%	68%
	NPA + 90+ ratio	1.3%	1.0%	1.2%	1.2%	1.5%	1.2%
	NCO ratio	1.0%	1.1%	2.7%	3.6%	3.1%	1.9%
Total	Loans (% of total)	44%	23%	17%	6%	10%	100%
	NPA + 90+ ratio	0.9%	1.0%	1.2%	1.5%	1.5%	1.1%
	NCO ratio	0.8%	0.9%	2.4%	3.5%	2.9%	1.5%
HE loans	Loans (% of total)	4%	2%	2%	1%	2%	10%
	NPA + 90+ ratio	2.1%	1.5%	2.1%	1.1%	1.5%	1.8%
	NCO ratio	1.0%	1.3%	2.3%	5.6%	4.1%	2.3%
HELOCs	Loans (% of total)	40%	21%	16%	5%	8%	90%
	NPA + 90+ ratio	0.8%	1.0%	1.1%	1.6%	1.6%	1.0%
	NCO ratio	0.8%	0.9%	2.4%	3.1%	2.7%	1.4%
Total	Loans (% of total)	44%	23%	17%	6%	10%	100%
	NPA + 90+ ratio	0.9%	1.0%	1.2%	1.5%	1.5%	1.1%
	NCO ratio	0.8%	0.9%	2.4%	3.5%	2.9%	1.5%
< 660#	Loans (% of total)	1%	1%	1%	<1%	1%	3%
	NPA + 90+ ratio	2.9%	3.8%	3.0%	2.2%	4.5%	3.3%
	NCO ratio	1.9%	1.4%	7.0%	6.5%	3.0%	3.4%
660-689	Loans (% of total)	2%	2%	1%	1%	1%	7%
	NPA + 90+ ratio	1.3%	2.7%	2.1%	2.1%	1.8%	2.0%
	NCO ratio	1.0%	1.2%	3.4%	10.0%	3.3%	2.7%
690-719	Loans (% of total)	3%	3%	2%	1%	2%	11%
	NPA + 90+ ratio	1.2%	2.5%	1.4%	1.7%	1.9%	1.7%
	NCO ratio	1.7%	1.4%	4.8%	6.3%	3.2%	3.0%
720-749	Loans (% of total)	5%	4%	3%	1%	2%	15%
	NPA + 90+ ratio	0.7%	1.1%	1.7%	1.3%	1.2%	1.1%
	NCO ratio	1.4%	1.6%	2.7%	3.2%	3.5%	2.2%
750+	Loans (% of total)	21%	14%	9%	3%	4%	51%
	NPA + 90+ ratio	0.4%	0.4%	0.7%	1.4%	1.1%	0.5%
	NCO ratio	0.3%	0.6%	1.2%	1.2%	2.3%	0.7%
Other^	Loans (% of total)	12%	<1%	<1%	<1%	<1%	12%
	NPA + 90+ ratio	1.7%	0.0%	1.6%	0.0%	0.0%	1.7%
	NCO ratio	1.0%	0.0%	0.9%	-1.4%	0.0%	1.0%
Total	Loans (% of total)	44%	23%	17%	6%	10%	100%
	NPA + 90+ ratio	0.9%	1.0%	1.2%	1.5%	1.5%	1.1%
	NCO ratio	0.8%	0.9%	2.4%	3.5%	2.9%	1.5%

#	Includes relationship based and private lending
^	Includes acquired loans where FICOs at origination is not available

Note: Consumer net charge-off ratios are calculated using end of period loan balances

Note: Numbers may not tie due to rounding and minor differences between internal management and external reporting with respect to certain products

Total home equity ($11.5 billion)

Combined loan-to-value (origination)

		<=70%**	70.1-80%	80.1-90%	90.1-95%	95.1 +	Total
Florida	Loans (% of total)	5%	2%	1%	<1%	<1%	8%
	NPA + 90+ ratio	1.6%	1.8%	4.6%	8.2%	5.7%	2.4%
	NCO ratio	1.8%	3.1%	16.0%	13.9%	16.5%	4.7%
Michigan	Loans (% of total)	8%	5%	4%	2%	3%	21%
	NPA + 90+ ratio	0.9%	1.2%	1.5%	2.2%	1.9%	1.3%
	NCO ratio	0.9%	1.3%	4.5%	5.6%	5.6%	2.7%
Other	Loans (% of total)	26%	15%	13%	5%	11%	71%
	NPA + 90+ ratio	0.9%	1.1%	1.2%	1.4%	1.9%	1.2%
	NCO ratio	0.6%	0.9%	1.6%	2.8%	4.2%	1.6%
Total	Loans (% of total)	39%	22%	18%	7%	14%	100%
	NPA + 90+ ratio	1.0%	1.2%	1.4%	1.8%	2.0%	1.3%
	NCO ratio	0.8%	1.1%	2.9%	3.9%	4.8%	2.1%
1sts	Loans (% of total)	18%	7%	3%	1%	1%	30%
	NPA + 90+ ratio	0.6%	1.3%	1.7%	4.6%	2.8%	1.1%
	NCO ratio	0.6%	0.9%	1.2%	2.4%	1.3%	0.8%
2nds	Loans (% of total)	21%	14%	15%	7%	13%	70%
	NPA + 90+ ratio	1.3%	1.1%	1.4%	1.6%	2.0%	1.4%
	NCO ratio	1.0%	1.3%	3.3%	4.0%	5.2%	2.6%
Total	Loans (% of total)	39%	22%	18%	7%	14%	100%
	NPA + 90+ ratio	1.0%	1.2%	1.4%	1.8%	2.0%	1.3%
	NCO ratio	0.8%	1.1%	2.9%	3.9%	4.8%	2.1%
HE loans	Loans (% of total)	3%	2%	2%	1%	3%	12%
	NPA + 90+ ratio	2.1%	2.1%	2.4%	2.0%	2.2%	2.2%
	NCO ratio	1.0%	2.3%	3.1%	5.6%	5.5%	3.3%
HELOCs	Loans (% of total)	35%	20%	16%	6%	11%	88%
	NPA + 90+ ratio	0.9%	1.1%	1.3%	1.8%	2.0%	1.2%
	NCO ratio	0.8%	1.0%	2.9%	3.5%	4.6%	1.9%
Total	Loans (% of total)	39%	22%	18%	7%	14%	100%
	NPA + 90+ ratio	1.0%	1.2%	1.4%	1.8%	2.0%	1.3%
	NCO ratio	0.8%	1.1%	2.9%	3.9%	4.8%	2.1%
< 660#	Loans (% of total)	1%	1%	1%	<1%	1%	4%
	NPA + 90+ ratio	2.9%	4.6%	3.4%	2.9%	5.0%	3.8%
	NCO ratio	2.5%	2.5%	6.9%	6.9%	4.5%	4.2%
660-689	Loans (% of total)	2%	2%	2%	1%	2%	7%
	NPA + 90+ ratio	1.5%	3.2%	2.3%	3.2%	2.9%	2.5%
	NCO ratio	1.1%	1.3%	4.1%	9.0%	6.3%	3.8%
690-719	Loans (% of total)	3%	3%	3%	1%	3%	13%
	NPA + 90+ ratio	1.4%	2.5%	2.2%	1.9%	2.5%	2.1%
	NCO ratio	1.7%	1.6%	5.5%	6.2%	6.0%	4.0%
720-749	Loans (% of total)	4%	4%	4%	2%	3%	17%
	NPA + 90+ ratio	0.7%	1.3%	1.8%	1.8%	1.7%	1.4%
	NCO ratio	1.6%	2.1%	3.6%	3.6%	5.4%	3.1%
750+	Loans (% of total)	18%	13%	9%	3%	5%	49%
	NPA + 90+ ratio	0.4%	0.5%	0.8%	1.4%	1.3%	0.6%
	NCO ratio	0.3%	0.7%	1.4%	1.8%	3.4%	1.0%
Other^	Loans (% of total)	10%	<1%	<1%	<1%	<1%	11%
	NPA + 90+ ratio	1.7%	0.0%	1.6%	0.0%	0.2%	1.7%
	NCO ratio	1.0%	0.0%	0.9%	-1.5%	-0.1%	1.0%
Total	Loans (% of total)	39%	22%	18%	7%	14%	100%
	NPA + 90+ ratio	1.0%	1.2%	1.4%	1.8%	2.0%	1.3%
	NCO ratio	0.8%	1.1%	2.9%	3.9%	4.8%	2.1%

#	Includes relationship based and private lending
^	Includes acquired loans where FICOs at origination is not available

Note: Consumer net charge-off ratios are calculated using end of period loan balances

Note: Numbers may not tie due to rounding and minor differences between internal management and external reporting with respect to certain products

Total residential mortgage ($8.0 billion)

FICO (origination)

		< 660#	660-689	690-719	720-750	750+	Other^	Total
Lots	Loans (% of total)	<1%	<1%	1%	1%	2%	2%	6%
	NPA + 90+ ratio	23.7%	18.2%	13.7%	7.8%	5.8%	15.9%	11.8%
	NCO ratio	32.0%	24.5%	19.1%	11.4%	13.2%	29.9%	20.6%
Residential construction	Loans (% of total)	<1%	<1%	<1%	<1%	<1%	<1%	<1%
	NPA + 90+ ratio	0.0%	0.0%	0.0%	0.0%	0.0%	NM	0.0%
	NCO ratio	0.0%	0.0%	0.0%	0.0%	0.0%	NM	0.0%
Other non-owner occupied	Loans (% of total)	<1%	<1%	<1%	<1%	1%	3%	5%
	NPA + 90+ ratio	22.8%	21.3%	14.3%	13.8%	9.5%	12.6%	13.3%
	NCO ratio	26.3%	8.1%	18.5%	9.1%	18.8%	8.3%	11.3%
Owner occupied	Loans (% of total)	10%	7%	10%	13%	29%	20%	89%
	NPA + 90+ ratio	7.8%	7.0%	7.4%	4.3%	1.6%	5.4%	4.6%
	NCO ratio	4.2%	4.2%	4.0%	2.2%	1.2%	3.3%	2.7%
Total	Loans (% of total)	10%	7%	11%	14%	32%	25%	100%
	NPA + 90+ ratio	8.5%	8.2%	8.0%	4.8%	2.0%	7.1%	5.5%
	NCO ratio	5.3%	5.4%	5.4%	2.9%	2.2%	6.0%	4.2%

Total residential mortgage ($8.0 billion)

Loan-to-value (origination)

		<=70%	70.1-80%	80.1-90%	90.1-95%	95.1 +	Total
Lots	Loans (% of total)	1%	1%	1%	<1%	2%	6%
	NPA + 90+ ratio	15.8%	15.9%	11.0%	6.0%	8.7%	11.8%
	NCO ratio	12.7%	30.4%	24.9%	9.2%	14.8%	20.6%
Residential construction	Loans (% of total)	<1%	<1%	<1%	<1%	<1%	<1%
	NPA + 90+ ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	NCO ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Other non-owner occupied	Loans (% of total)	1%	3%	1%	<1%	<1%	5%
	NPA + 90+ ratio	7.4%	14.4%	17.2%	10.6%	14.0%	13.3%
	NCO ratio	10.8%	8.9%	14.6%	33.1%	12.6%	11.3%
Owner occupied	Loans (% of total)	26%	36%	7%	5%	14%	89%
	NPA + 90+ ratio	3.9%	4.2%	8.0%	7.7%	4.3%	4.6%
	NCO ratio	1.0%	2.9%	4.9%	3.9%	3.7%	2.7%
Total	Loans (% of total)	28%	40%	10%	5%	17%	100%
	NPA + 90+ ratio	4.3%	5.3%	9.3%	7.7%	5.0%	5.5%
	NCO ratio	1.6%	4.3%	8.8%	5.0%	5.2%	4.2%

Total residential mortgage ($8.0 billion)

		Florida	Michigan	Other	Total
Lots	Loans (% of total)	3%	1%	3%	6%
	NPA + 90+ ratio	18.4%	5.1%	7.0%	11.8%
	NCO ratio	38.2%	7.0%	6.9%	20.6%
Residential	Loans (% of total)	<1%	<1%	<1%	<1%
	NPA + 90+ ratio	0.0%	0.0%	0.0%	0.0%
	NCO ratio	0.0%	0.0%	0.0%	0.0%
Other non-owner occupied	Loans (% of total)	3%	<1%	2%	5%
	NPA + 90+ ratio	17.2%	17.5%	7.5%	13.3%
	NCO ratio	14.6%	16.0%	6.2%	11.3%
Owner occupied	Loans (% of total)	18%	14%	57%	89%
	NPA + 90+ ratio	7.8%	5.0%	3.5%	4.6%
	NCO ratio	6.6%	3.2%	1.3%	2.7%
Total	Loans (% of total)	24%	15%	62%	100%
	NPA + 90+ ratio	10.1%	5.2%	3.8%	5.5%
	NCO ratio	11.1%	3.5%	1.7%	4.2%

#	Loans with FICO < 660 include CRA and FHA/VA loans as well as relationship based and private lending
^	Includes acquired loans where FICOs at origination is not available

Note: Consumer net charge-off ratios are calculated using end of period loan balances

Note: Numbers may not tie due to rounding and minor differences between internal management and external reporting with respect to certain products

Note: Data reflects the held for investment residential mortgage portfolio, with net charge-offs totaling $81 million. Net charge-offs on mortgages sold in 3Q10 totaled $123 million.

Total mortgage net charge-offs totaled $204 million

Total auto ($10.5 billion)
FICO (origination)
		< 660	660-689	690-719	720-750	750+	Other^	Total
Auto/Van	Loans (% of total)	<1%	3%	8%	9%	21%	<1%	41%
	NPA + 90+ ratio	1.2%	0.7%	0.5%	0.3%	0.1%	0.8%	0.3%
	NCO ratio	2.6%	1.8%	1.1%	0.8%	0.3%	1.0%	0.7%
Small/Med SUV and	Loans (% of total)	<1%	2%	5%	7%	16%	<1%	30%
Compact Pickup	NPA + 90+ ratio	0.9%	0.7%	0.5%	0.2%	0.1%	0.1%	0.2%
	NCO ratio	0.9%	1.0%	0.8%	0.5%	0.2%	2.0%	0.4%
Large SUV/Full Size Pickup	Loans (% of total)	<1%	2%	4%	5%	11%	1%	22%
	NPA + 90+ ratio	1.1%	0.7%	0.6%	0.2%	0.1%	0.3%	0.3%
	NCO ratio	0.8%	1.3%	1.0%	0.5%	0.3%	0.7%	0.6%
Other	Loans (% of total)	<1%	<1%	1%	1%	3%	<1%	6%
	NPA + 90+ ratio	1.3%	1.1%	1.3%	0.6%	0.8%	2.0%	0.9%
	NCO ratio	1.3%	1.3%	1.3%	2.7%	1.2%	2.2%	1.6%
Total	Loans (% of total)	1%	6%	18%	22%	51%	2%	100%
	NPA + 90+ ratio	1.1%	0.8%	0.5%	0.3%	0.1%	0.7%	0.3%
	NCO ratio	1.6%	1.4%	1.0%	0.7%	0.3%	1.3%	0.6%
New	Loans (% of total)	<1%	3%	8%	10%	26%	1%	47%
	NPA + 90+ ratio	1.1%	0.7%	0.5%	0.3%	0.1%	0.3%	0.2%
	NCO ratio	1.1%	1.2%	0.9%	0.8%	0.2%	0.5%	0.5%
Used	Loans (% of total)	1%	4%	10%	12%	25%	1%	53%
	NPA + 90+ ratio	1.1%	0.8%	0.6%	0.3%	0.2%	1.3%	0.3%
	NCO ratio	1.8%	1.5%	1.1%	0.7%	0.4%	2.4%	0.7%
Total	Loans (% of total)	1%	6%	18%	22%	51%	2%	100%
	NPA + 90+ ratio	1.1%	0.8%	0.5%	0.3%	0.1%	0.7%	0.3%
	NCO ratio	1.6%	1.4%	1.0%	0.7%	0.3%	1.3%	0.6%
<=100% advance rate	Loans (% of total)	1%	4%	10%	11%	33%	1%	60%
	NPA + 90+ ratio	1.0%	0.5%	0.3%	0.2%	0.1%	0.7%	0.2%
	NCO ratio	1.5%	0.6%	0.4%	0.3%	0.2%	1.1%	0.3%
>100% advance rate	Loans (% of total)	<1%	2%	8%	11%	18%	<1%	40%
	NPA + 90+ ratio	1.4%	1.1%	0.7%	0.4%	0.2%	0.8%	0.4%
	NCO ratio	1.6%	2.7%	1.7%	1.2%	0.6%	2.2%	1.1%
Total	Loans (% of total)	1%	6%	18%	22%	51%	2%	100%
	NPA + 90+ ratio	1.1%	0.8%	0.5%	0.3%	0.1%	0.7%	0.3%
	NCO ratio	1.6%	1.4%	1.0%	0.7%	0.3%	1.3%	0.6%
<=60 month term	Loans (% of total)	<1%	1%	4%	5%	18%	1%	29%
	NPA + 90+ ratio	1.1%	0.5%	0.3%	0.1%	0.0%	0.4%	0.1%
	NCO ratio	0.8%	0.7%	0.4%	0.3%	0.1%	0.5%	0.2%
>60 month term	Loans (% of total)	1%	5%	14%	17%	33%	1%	71%
	NPA + 90+ ratio	1.2%	0.8%	0.6%	0.3%	0.2%	1.0%	0.4%
	NCO ratio	1.9%	1.6%	1.2%	0.9%	0.4%	2.1%	0.8%
Total	Loans (% of total)	1%	6%	18%	22%	51%	2%	100%
	NPA + 90+ ratio	1.1%	0.8%	0.5%	0.3%	0.1%	0.7%	0.3%
	NCO ratio	1.6%	1.4%	1.0%	0.7%	0.3%	1.3%	0.6%

^	Includes acquired loans where FICOs at origination is not available

Note: Consumer net charge-off ratios are calculated using end of period loan balances

Note: Numbers may not tie due to rounding and minor differences between internal management and external reporting with respect to certain products

		Consumer loans by vintage
		Mortgage				Home equity
		Lot	Resi constr	Other non- owner occ’d	Owner occ’d	Brokered	Direct	Auto	Card	Other	Total
2010	Loans (% of total, by loan type)	<1%	8%	1%	4%	0%	2%	<1%	2%	6%	9%
	NPA + 90+ ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	NCO ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2009	Loans (% of total, by loan type)	<1%	52%	1%	7%	0%	5%	29%	16%	8%	13%
	NPA + 90+ ratio	0.0%	0.0%	0.0%	0.3%	0.0%	0.1%	0.2%	2.6%	0.4%	0.3%
	NCO ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	6.1%	4.5%	0.8%
2008	Loans (% of total, by loan type)	2%	20%	3%	14%	1%	13%	19%	15%	41%	15%
	NPA + 90+ ratio	3.1%	0.0%	10.8%	5.7%	0.0%	0.4%	0.4%	7.2%	0.1%	1.9%
	NCO ratio	11.4%	0.0%	23.3%	2.1%	0.1%	0.9%	1.1%	11.4%	0.6%	1.9%
2007	Loans (% of total, by loan type)	13%	6%	9%	16%	14%	11%	16%	26%	23%	15%
	NPA + 90+ ratio	10.2%	0.0%	22.5%	9.4%	1.7%	1.0%	0.4%	7.1%	0.6%	3.7%
	NCO ratio	18.4%	0.0%	19.3%	2.8%	4.5%	1.6%	1.1%	10.8%	3.4%	3.2%
2006	Loans (% of total, by loan type)	35%	6%	17%	13%	32%	13%	8%	10%	10%	13%
	NPA + 90+ ratio	11.1%	0.0%	24.7%	13.3%	3.5%	1.6%	0.5%	7.7%	1.7%	5.4%
	NCO ratio	20.3%	0.0%	18.8%	6.2%	7.5%	2.6%	1.1%	9.4%	1.5%	5.2%
2005	Loans (% of total, by loan type)	38%	4%	36%	22%	26%	13%	4%	8%	6%	13%
	NPA + 90+ ratio	15.9%	0.0%	24.5%	8.6%	2.1%	1.5%	0.5%	6.3%	0.4%	5.8%
	NCO ratio	19.8%	0.0%	15.2%	2.8%	6.0%	2.9%	1.0%	9.6%	4.4%	4.6%
2004 & prior	Loans (% of total, by loan type)	11%	3%	34%	24%	28%	43%	3%	21%	7%	23%
	NPA + 90+ ratio	17.9%	0.0%	10.9%	5.9%	2.3%	1.1%	1.1%	6.0%	0.2%	2.8%
	NCO ratio	24.9%	0.0%	5.1%	1.6%	2.5%	1.0%	2.6%	8.6%	2.7%	2.0%
Total	Loans (% of total, by loan type)	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
	NPA + 90+ ratio	13.3%	0.0%	18.9%	7.3%	2.5%	1.0%	0.3%	5.9%	0.4%	2.9%
	NCO ratio	20.0%	0.0%	12.7%	2.5%	5.3%	1.4%	0.8%	9.0%	2.0%	2.6%

Note: Consumer net charge-off ratios are calculated using end of period loan balances

Note: Numbers may not tie due to rounding and minor differences between internal management and external reporting with respect to certain products

Third Quarter 2010 Portfolio Loan and Lease Stratifications

Commercial

Total commercial loans ($42.9 billion)
		Florida	Michigan	Other	Total
Other non-owner occupied	Loans (% of total)	3%	4%	11%	18%
RE	NPA ratio	19.0%	7.6%	7.6%	9.3%
	NCO ratio	8.7%	3.1%	3.2%	4.0%
Owner-occupied RE	Loans (% of total)	2%	3%	8%	13%
	NPA ratio	7.8%	5.7%	3.5%	4.5%
	NCO ratio	1.4%	2.5%	1.4%	1.7%
C&I	Loans (% of total)	4%	9%	49%	61%
	NPA ratio	3.9%	3.7%	1.9%	2.3%
	NCO ratio	2.2%	2.1%	1.9%	1.9%
Commercial lease	Loans (% of total)	<1%	<1%	7%	8%
	NPA ratio	0.0%	3.2%	1.1%	1.2%
	NCO ratio	9.3%	1.0%	NM	0.1%
Other	Loans (% of total)	<1%	<1%	<1%	<1%
	NPA ratio	0.0%	0.0%	0.0%	0.0%
	NCO ratio	0.0%	0.0%	0.0%	0.0%
Total	Loans (% of total)	8%	16%	76%	100%
	NPA ratio	9.5%	5.3%	2.8%	3.7%
	NCO ratio	4.2%	2.4%	1.9%	2.2%
C&I	Loans (% of total)	4%	9%	49%	61%
	NPA ratio	3.9%	3.7%	1.9%	2.3%
	NCO ratio	2.2%	2.1%	1.9%	1.9%
Commercial mortgage	Loans (% of total)	3%	7%	16%	26%
	NPA ratio	11.5%	6.3%	5.0%	6.2%
	NCO ratio	6.1%	2.8%	1.3%	2.3%
Commercial construction	Loans (% of total)	1%	1%	4%	5%
	NPA ratio	26.8%	12.1%	9.2%	12.4%
	NCO ratio	6.2%	3.1%	6.4%	6.0%
Commercial lease	Loans (% of total)	<1%	<1%	7%	8%
	NPA ratio	0.0%	3.2%	1.1%	1.2%
	NCO ratio	9.3%	1.0%	NM	0.1%
Other	Loans (% of total)	<1%	<1%	<1%	<1%
	NPA ratio	0.0%	0.0%	0.0%	0.0%
	NCO ratio	0.0%	0.0%	0.0%	0.0%
Total	Loans (% of total)	8%	16%	76%	100%
	NPA ratio	9.5%	5.3%	2.8%	3.7%
	NCO ratio	4.2%	2.4%	1.9%	2.2%
Homebuilders / developers	Loans (% of total)	<1%	<1%	1%	2%
(included in #’s above)	NPA ratio	78.5%	23.5%	25.6%	34.0%
	NCO ratio	23.4%	11.1%	9.2%	12.3%

NPAs exclude loans held-for-sale

NPA ratio calculated as nonperforming assets/end-of-period loans

Note: Percentages may not sum due to rounding

Note: Data reflects the held for investment commercial loan portfolio with commercial net charge-offs totaling $240 million. Net charge-offs on commercial loans sold or moved to held-for-sale status in 3Q10 totaled $387 million. Total commercial net charge-offs were $627 million.

Total commercial loans ($42.9 billion)
		C&I	Commercial mortgage	Commercial construction	Other	Total

Other non-owner occupied	Loans (% of total)	<1%	14%	4%	<1%	18%
RE	NPA ratio	0.0%	7.9%	13.4%	0.0%	9.3%
	NCO ratio	0.0%	2.9%	7.1%	0.0%	4.0%
Owner-occupied RE	Loans (% of total)	<1%	12%	1%	<1%	13%
	NPA ratio	0.0%	4.2%	8.4%	0.0%	4.5%
	NCO ratio	0.0%	1.6%	2.8%	0.0%	1.7%
C&I	Loans (% of total)	61%	<1%	<1%	<1%	61%
	NPA ratio	2.3%	0.0%	0.0%	0.0%	2.3%
	NCO ratio	1.9%	0.0%	0.0%	0.0%	1.9%
Commercial lease	Loans (% of total)	<1%	<1%	<1%	8%	8%
	NPA ratio	0.0%	0.0%	0.0%	1.2%	1.2%
	NCO ratio	0.0%	0.0%	0.0%	0.4%	0.1%
Other	Loans (% of total)	<1%	<1%	<1%	<1%	<1%
	NPA ratio	0.0%	0.0%	0.0%	0.0%	0.0%
	NCO ratio	0.0%	0.0%	0.0%	0.0%	0.0%
Total	Loans (% of total)	61%	26%	5%	8%	100%
	NPA ratio	2.3%	6.2%	12.4%	1.2%	3.7%
	NCO ratio	1.9%	2.3%	6.0%	0.1%	2.2%
Homebuilders / developers	Loans (% of total)	<1%	1%	1%	<1%	2%
(included in #’s above)	NPA ratio	15.3%	41.0%	34.7%	0.0%	34.0%
	NCO ratio	3.1%	13.3%	15.9%	0.0%	12.3%

NPAs exclude loans held-for-sale

NPA ratio calculated as nonperforming assets/end-of-period loans

Note: Percentages may not sum due to rounding

Note: Data reflects the held for investment commercial loan portfolio with commercial net charge-offs totaling $240 million. Net charge-offs on loans sold or moved to held-for-sale status in 3Q10 totaled $387 million. Total commercial net charge-offs were $627 million.

Total commercial loans ($42.9 billion)
		Residential raw land	Residential developed land	Residential vertical land	Commercial raw land	Commercial developed land	Other	Total
Other non-owner occupied RE	Loans (% of total)	1%	1%	1%	1%	1%	14%	18%
	NPA ratio	36.2%	41.7%	24.0%	18.3%	13.7%	4.8%	9.3%
	NCO ratio	10.3%	18.6%	6.8%	4.8%	14.5%	2.0%	4.0%
Owner-occupied RE	Loans (% of total)	<1%	<1%	<1%	<1%	<1%	13%	13%
	NPA ratio	0.0%	21.9%	9.1%	0.0%	0.8%	4.4%	4.5%
	NCO ratio	0.0%	16.2%	3.0%	0.0%	0.1%	1.6%	1.7%
C&I	Loans (% of total)	<1%	<1%	1%	<1%	<1%	60%	61%
	NPA ratio	12.8%	8.0%	11.0%	9.6%	9.4%	2.1%	2.3%
	NCO ratio	0.5%	NM	7.3%	NM	9.8%	1.9%	1.9%
Commercial lease	Loans (% of total)	<1%	<1%	<1%	<1%	<1%	8%	8%
	NPA ratio	0.0%	0.0%	0.0%	0.0%	0.0%	1.2%	1.2%
	NCO ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.1%
Other	Loans (% of total)	<1%	<1%	<1%	<1%	<1%	<1%	<1%
	NPA ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	NCO ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Total	Loans (% of total)	1%	1%	2%	1%	1%	95%	100%
	NPA ratio	32.2%	38.9%	18.4%	15.3%	12.3%	2.7%	3.7%
	NCO ratio	8.8%	17.6%	6.5%	3.2%	13.1%	1.7%	2.2%
Florida	Loans (% of total)	<1%	<1%	<1%	<1%	<1%	7%	8%
	NPA ratio	86.7%	66.0%	31.9%	8.3%	16.6%	5.8%	9.5%
	NCO ratio	3.5%	32.5%	NM	0.2%	17.3%	3.1%	4.2%
Michigan	Loans (% of total)	<1%	<1%	<1%	<1%	<1%	15%	16%
	NPA ratio	32.1%	14.4%	16.8%	23.2%	9.5%	4.5%	5.3%
	NCO ratio	10.0%	23.2%	7.2%	8.1%	11.1%	2.0%	2.4%
Other	Loans (% of total)	1%	<1%	2%	<1%	1%	72%	73%
	NPA ratio	19.6%	35.0%	16.4%	16.1%	10.7%	2.1%	2.8%
	NCO ratio	9.8%	8.3%	8.0%	3.3%	11.2%	1.5%	1.9%
Total	Loans (% of total)	1%	1%	2%	1%	1%	95%	100%
	NPA ratio	32.2%	38.9%	18.4%	15.3%	12.3%	2.7%	3.7%
	NCO ratio	8.8%	17.6%	6.5%	3.2%	13.1%	1.7%	2.2%
Homebuilders / developers	Loans (% of total)	1%	1%	<1%	<1%	<1%	<1%	2%
(included in #’s above)	NPA ratio	32.2%	40.7%	35.5%	0.0%	0.0%	14.9%	34.0%
	NCO ratio	8.8%	17.6%	11.7%	0.0%	0.0%	6.1%	12.3%

NPAs exclude loans held-for-sale

NPA ratio calculated as nonperforming assets/end-of-period loans

Note: Percentages may not sum due to rounding

Note: Data reflects the held for investment commercial loan portfolio with commercial net charge-offs totaling $240 million. Net charge-offs on loans sold or moved to held-for-sale status in 3Q10 totaled $387 million. Total commercial net charge-offs were $627 million.

Total commercial loans ($42.9 billion)
		C&I	Commercial mortgage	Commercial construction	Other	Total

Accommodation	Loans (% of total)	1%	1%	<1%	<1%	2%
	NPA ratio	2.5%	4.8%	21.5%	0.0%	3.8%
	NCO ratio	0.9%	0.7%	NM	0.0%	0.7%
Auto manufacturing	Loans (% of total)	1%	<1%	<1%	<1%	1%
	NPA ratio	0.0%	0.7%	0.0%	0.0%	0.1%
	NCO ratio	0.4%	0.7%	0.0%	0.0%	0.4%
Construction	Loans (% of total)	3%	2%	2%	<1%	7%
	NPA ratio	4.9%	17.9%	21.5%	1.2%	12.7%
	NCO ratio	4.0%	6.3%	11.8%	0.6%	6.7%
Finance & insurance	Loans (% of total)	10%	<1%	<1%	<1%	10%
	NPA ratio	2.0%	2.9%	0.0%	5.2%	2.1%
	NCO ratio	0.5%	0.4%	0.0%	0.0%	0.5%
Manufacturing	Loans (% of total)	14%	1%	<1%	1%	16%
	NPA ratio	2.2%	2.2%	0.0%	0.9%	2.1%
	NCO ratio	1.0%	1.5%	0.0%	0.3%	1.0%
Real estate	Loans (% of total)	4%	13%	3%	<1%	20%
	NPA ratio	5.3%	6.5%	10.6%	0.6%	6.7%
	NCO ratio	8.9%	2.9%	4.4%	0.4%	4.3%
Retail trade	Loans (% of total)	2%	1%	<1%	<1%	3%
	NPA ratio	2.3%	5.2%	3.6%	0.0%	3.1%
	NCO ratio	4.7%	1.8%	0.3%	0.0%	3.4%
Auto retailers	Loans (% of total)	2%	1%	<1%	<1%	2%
	NPA ratio	1.0%	6.8%	8.0%	0.0%	2.5%
	NCO ratio	NM	1.3%	0.0%	0.0%	0.3%
Wholesale trade	Loans (% of total)	5%	1%	<1%	<1%	6%
	NPA ratio	0.4%	1.8%	3.5%	0.2%	0.6%
	NCO ratio	0.5%	0.8%	7.1%	0.0%	0.6%
Other	Loans (% of total)	21%	6%	1%	5%	32%
	NPA ratio	2.0%	3.0%	2.2%	1.2%	2.1%
	NCO ratio	1.8%	0.5%	3.8%	0.1%	1.3%
Total	Loans (% of total)	61%	26%	5%	8%	100%
	NPA ratio	2.3%	6.2%	12.4%	1.2%	3.7%
	NCO ratio	1.9%	2.3%	6.0%	0.1%	2.2%

NPAs exclude loans held-for-sale

NPA ratio calculated as nonperforming assets/end-of-period loans

Note: Percentages may not sum due to rounding

Note: Data reflects the held for investment commercial loan portfolio with commercial net charge-offs totaling $240 million. Net charge-offs on loans sold or moved to held-for-sale status in 3Q10 totaled $387 million. Total commercial net charge-offs were $627 million.

Total commercial loans ($42.9 billion)
		Florida	Michigan	Other	Total
Accommodation	Loans (% of total)	<1%	<1%	1%	2%
	NPA ratio	3.0%	7.8%	2.8%	3.8%
	NCO ratio	1.1%	2.2%	0.2%	0.7%
Auto manufacturing	Loans (% of total)	<1%	<1%	<1%	1%
	NPA ratio	0.0%	0.1%	0.0%	0.1%
	NCO ratio	0.0%	NM	1.0%	0.4%
Construction	Loans (% of total)	1%	1%	5%	7%
	NPA ratio	29.6%	9.0%	11.2%	12.7%
	NCO ratio	2.8%	3.3%	7.9%	6.7%
Finance & insurance	Loans (% of total)	<1%	1%	8%	10%
	NPA ratio	2.3%	2.8%	1.9%	2.1%
	NCO ratio	4.2%	0.2%	0.4%	0.5%
Manufacturing	Loans (% of total)	<1%	2%	14%	16%
	NPA ratio	1.2%	2.8%	2.0%	2.1%
	NCO ratio	13.3%	0.9%	0.6%	1.0%
Real estate	Loans (% of total)	2%	5%	13%	20%
	NPA ratio	18.8%	7.7%	4.0%	6.7%
	NCO ratio	9.4%	3.9%	3.4%	4.3%
Retail trade	Loans (% of total)	<1%	1%	2%	3%
	NPA ratio	5.3%	9.1%	1.1%	3.1%
	NCO ratio	2.6%	12.7%	0.8%	3.4%
Auto retailers	Loans (% of total)	<1%	<1%	2%	2%
	NPA ratio	1.5%	3.2%	2.4%	2.5%
	NCO ratio	NM	0.4%	0.3%	0.3%
Wholesale trade	Loans (% of total)	<1%	1%	5%	6%
	NPA ratio	0.0%	1.7%	0.5%	0.6%
	NCO ratio	0.1%	1.2%	0.6%	0.6%
Other	Loans (% of total)	3%	4%	26%	32%
	NPA ratio	1.9%	3.2%	1.9%	2.1%
	NCO ratio	0.6%	0.7%	1.5%	1.3%
Total	Loans (% of total)	8%	16%	76%	100%
	NPA ratio	9.5%	5.3%	2.8%	3.7%
	NCO ratio	4.2%	2.4%	1.9%	2.2%

NPAs exclude loans held-for-sale

NPA ratio calculated as nonperforming assets/end-of-period loans

Note: Percentages may not sum due to rounding

Note: Data reflects the held for investment commercial loan portfolio with commercial net charge-offs totaling $240 million. Net charge-offs on loans sold or moved to held-for-sale status in 3Q10 totaled $387 million. Total commercial net charge-offs were $627 million.

Cautionary Statement

This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth;(22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.